                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of MCN Energy Group Inc., a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel L. Schiffer and Gerard F. Kabzinski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000, including all amendments.

         IN WITNESS WHEREOF, I have executed this Power of Attorney this 12th day of March, 2001.



                                                   ----------------------------
                                                         Stephen E. Ewing

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of MCN Energy Group Inc., a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel L. Schiffer and Gerard F. Kabzinski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000, including all amendments.


         IN WITNESS WHEREOF, I have executed this Power of Attorney this 12th day of March, 2001.



                                                   ----------------------------
                                                         Howard L. Dow III

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of MCN Energy Group Inc., a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel L. Schiffer and Gerard F. Kabzinski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000, including all amendments.


         IN WITNESS WHEREOF, I have executed this Power of Attorney this 12th day of March, 2001.



                                                   ----------------------------
                                                          Roger Fridholm

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of MCN Energy Group Inc., a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel L. Schiffer and Gerard F. Kabzinski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000, including all amendments.


         IN WITNESS WHEREOF, I have executed this Power of Attorney this 12th day of March, 2001.




                                                   ----------------------------
                                                        Frank M. Hennessey

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of MCN Energy Group Inc., a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel L. Schiffer and Gerard F. Kabzinski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000, including all amendments.


         IN WITNESS WHEREOF, I have executed this Power of Attorney this 12th day of March, 2001.



                                                   ----------------------------
                                                        Thomas H. Jeffs II

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of MCN Energy Group Inc., a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel L. Schiffer and Gerard F. Kabzinski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000 including all amendments.


         IN WITNESS WHEREOF, I have executed this Power of Attorney this 12th day of March, 2001.



                                                   ----------------------------
                                                         Bill M. Thompson

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of MCN Energy Group Inc., a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel L. Schiffer and Gerard F. Kabzinski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000, including all amendments.

         IN WITNESS WHEREOF, I have executed this Power of Attorney this 12th day of March, 2001.



                                                   ----------------------------
                                                          James G. Berges

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of MCN Energy Group Inc., a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel L. Schiffer and Gerard F. Kabzinski, and each of them, her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in her name and on her behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000, including all amendments.


         IN WITNESS WHEREOF, I have executed this Power of Attorney this 12th day of March, 2001.



                                                   ----------------------------
                                                       Helen O. Petrauskas

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of MCN Energy Group Inc., a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel L. Schiffer and Gerard F. Kabzinski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000, including all amendments.


         IN WITNESS WHEREOF, I have executed this Power of Attorney this 12th day of March, 2001.



                                                   ----------------------------
                                                         Howard F. Sims

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of MCN Energy Group Inc., a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III and Daniel L. Schiffer, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000, including all amendments.

         IN WITNESS WHEREOF, I have executed this Power of Attorney this 12th day of March, 2001.



                                                   ----------------------------
                                                        Gerard F. Kabzinski

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of MCN Energy Group Inc., a Michigan corporation, does hereby constitute and appoint, Daniel L. Schiffer and Gerard F. Kabzinski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000, including all amendments.

         IN WITNESS WHEREOF, I have executed this Power of Attorney this 12th day of March, 2001.



                                                   ----------------------------
                                                       Alfred R. Glancy III